FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
SUPPLEMENT DATED MAY 1, 2004
To
PROSPECTUS DATED MAY 1, 2004

This supplements the information contained in the prospectus (“Prospectus”) for Flexible Premium Variable Life Insurance Policies, dated May 1, 2004. You should keep this May 1, 2004 Supplement to the Prospectus for future reference.

The Van Kampen Life Investment Trust portfolio shown throughout this prospectus is currently not available, but is expected to be available on or about June 1, 2004. The Fund portfolio is the Van Kampen Life Investment Trust Government portfolio.